UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2005


                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)




           Delaware                  001-09553               04-2949533
-----------------------------    -----------------     -----------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification Number)


                    1515 Broadway, New York, NY           10036
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 -- Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

               On July 20, 2005, the Board of Directors of Viacom Inc. ("Viacom") set the compensation for its Lead Independent Director and the directors who serve on the Board's recently formed Special Separation Committee. The Lead Independent Director will receive an annual fee of $50,000, payable quarterly in advance from the date of appointment, and the members of the Special Separation Committee who are not employees of Viacom will receive a one-time fee of $30,000 upon consummation of the transaction to create two separate publicly traded companies.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.
                                   (Registrant)



                                   By:  /s/ Michael D. Fricklas
                                      ------------------------------------------
                                      Name:  Michael D. Fricklas
                                      Title: Executive Vice President,
                                             General Counsel and Secretary


Date:    July 26, 2005








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